COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 2nd Quarter 2026

CAUTIONARY STATEMENT 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements about the plans, expectations, goals, projections, and intentions of Commerce Bancshares, Inc. (“Commerce”). Statements that do not relate solely to historical facts may be deemed forward-looking statements. Forward- looking statements may be identified by the use of words and phrases such as “may,” “will,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “believe,” “estimate, “intend,” “forecast,” “outlook,” “goal,” “target,” “guidance,” “predict,” or similar expressions or the negative thereof, or comparable terminology. Forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors, many of which are beyond Commerce’s control. Factors that could cause Commerce’s actual results to differ materially from those expressed or implied in forward-looking statements made herein or by management of Commerce include, but are not limited to: general competitive, economic, and market conditions; changes in interest rates and the impact thereof on net interest income, asset valuations, and funding costs; changes in credit quality and loan losses; failure to realize the anticipate benefits from business combination transactions; changes in U.S. and global trade, monetary, and fiscal policies, including tariffs and retaliatory trade measures; cybersecurity incidents, data breaches, ransomware attacks, and risks related to third-party vendors and technology service providers; legislative and regulatory changes, including changes in banking regulations and capital requirements; geopolitical events, armed conflicts, terrorist activities, natural disasters, and public health crises; competitive pressures from traditional and non-traditional financial service providers; changes in laws or accounting standards; the impacts of artificial intelligence and other technological developments on our business; and other risks and factors identified in Commerce’s Annual Report on Form 10-K for the year ended December 31, 2025, including the discussion under “Item 1A. Risk Factors,” which is accessible on the Securities and Exchange Commission's (the “SEC”) website at www.sec.gov and at Investor.Commercebank.com, as well as in Commerce’s subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Information on these websites is not part of this document. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and Commerce does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Commerce's management uses these non-GAAP financial measures in its analysis of the Company's performance and for internal planning and forecasting purposes. Management believes these measures provide meaningful supplemental information useful to investors in understanding the Company's financial performance, operating efficiency, and period-over-period trends. These measures generally adjust for items that management believes are not indicative of the Company's core operating performance or that may obscure trends in the Company's underlying performance. These non-GAAP financial measures should be considered in addition to, and not as an alternative to, substitute for, or superior to, measures prepared in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of the Company's financial condition as reported under GAAP. A reconciliation of each non- GAAP financial measure to the most directly comparable GAAP financial measure can be found in the table at the back of this presentation. Because non-GAAP financial measures are not standardized, these measures may not be comparable to similarly titled measures used by other companies due to differences in methods of calculation. Commerce strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure.

COMMERCE BANCSHARES

161 YEARS IN BUSINESS



CORE BANKING FOOTPRINT
COMMERCIAL | CONSUMER | WEALTH MANAGEMENT

St. Louis • Kansas City • Springfield
Central Missouri • Central Illinois • Wichita
Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston

WEALTH MANAGEMENT OFFICES

Dallas • Houston • Naples
Fort Myers • West Palm Beach
Charleston • Scottsdale

U.S. PRESENCE

Extended Market Area
Commercial Payments Services Offered in 48 states across the U.S.

[1]S&P Global Market Intelligence – U.S. publicly traded banks, rankings as of 3/31/2026 [2]S&P Global Market Intelligence – Regulated U.S. depositories managed by bank holding companies, rankings as of 3/31/2026; [3]Includes loans held for sale; [4]Moody's Sector Profile: Banks, May 21, 2026, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength. Company reports and filings, information as of 6/30/2026 unless otherwise noted.

TOTAL ASSETS
$35.3 BILLION

36TH
LARGEST U.S. BANK BASED ON ASSET SIZE[1]

MARKET CAP
$8.3 BILLION

29TH
LARGEST U.S. BANK BASED ON MARKET CAP[1]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$94.5 BILLION

15TH
LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[2]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF MARCH 31, 2026
17.09%

1ST
HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

TOTAL DEPOSITS **$27.9** BILLION

TOTAL LOANS[4] **$20.8** BILLION

$9.9 BILLION **COMMERCIAL CARD VOLUME**
AS OF DECEMBER 31, 2025

13.96% **RETURN ON AVERAGE COMMON EQUITY YTD**

5TH HIGHEST YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

a2 **BASELINE CREDIT ASSESSMENT[4]**

TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

3

TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 37%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $26.5 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Credit Quality Conservative risk profile drives outperformance over peer averages across credit cycles Consistent Earnings and Shareholder Value Over 8% total annualized return to shareholders over the last 20 years, outperforming the annualized KBW Regional Bank Index return of over 4%4 Capital Management Strong capital ratios, 58th consecutive year of common dividend increases3 Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, 1As of YTD 6/30/2026; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 6/30/2026; 3Based on 1Q2026 paid dividend; 4As of 6/30/2026 4

2Q2026 HIGHLIGHTS • Earnings of $1.10 per share, compared to .96 in Q1 and $1.09 in Q2 2025 • ROAA of 1.84% and ROAE of 14.70% • Efficiency ratio of 58.4% • Net Income of $160MM in Q2, an increase of $18MM over Q1 • Net interest income of $315MM, up 5% over Q1 • Net interest margin increased 18 bps over Q1 to 3.77% • Non-interest income increased 5% over Q1 and was 37% of total revenue • Investment securities gains included a $105MM gain on Visa Inc. (Visa) stock and a $98MM loss on the repositioning of a portion of the Company’s available for sale debt securities (AFS) portfolio • Non-interest expense increased 2% over Q1 • Period-end loans increased 2% over Q1 • Quarterly average deposit balances were down $135MM from Q1 • Total cost of deposits decreased 4 bps from Q1 to 1.11% • Non interest-bearing deposits were 29% of average deposits • QTD average loan to deposit ratio of 74% • Purchased $110MM of common stock compared to $84MM in Q1 • $2.6B in average cash balances at Federal Reserve Bank (FRB) in Q2 • Net loan charge-offs of .19% annualized; non-accrual loans of .06% • Loan yield of 5.73% includes accretion income of $6.2MM 5 Performance Income Statement Loans & Deposits Capital / Other

BALANCE SHEET HIGHLIGHTS 2Q26 vs. 2Q25 2Q26 vs. 1Q26 Quarterly Average Balances % Change$ Change% Change$ Change2Q26$ in millions 10%$1,102.21%$147.5$12,472.6Commercial 31%1,916.30%29.08,041.7Consumer 17%$3,018.51%$176.6$20,514.3Total Loans -4%)($348.3-3%)($253.0$9,058.9Investment Securities1 26%$539.2-14%)($421.4$2,576.0 Interest Earning Deposits with Banks 11%$2,642.7-0%)($135.0$27,560.8Deposits 17%$4.333%$.81$30.45Book Value per Share2 Average Loans: Increased 1% compared to the previous quarter. Interest Earning Deposits with Banks: Ample levels of liquidity on balance sheet. 1At fair value 2For the quarters ended June 30, 2026, March 31, 2026, and June 30, 2025 6

$17.6 $19.8 $19.5 $7.3 $7.9 $8.1 2Q25 1Q26 2Q26 $24.9 $27.7 $27.6 +11% $11.4 $12.3 $12.5 $6.1 $8.0 $8.0 2Q25 1Q26 2Q26 $17.5 $20.3 $20.5 +17% BALANCE SHEET 7 Loans Consumer Loans Commercial Loans Loan Yield1 Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 6.01% 5.79% 5.73% 1.67% 1.61% 1.57% 1Tax equivalent yield

LOAN PORTFOLIO

Period-End Balances

$ in 000s	6/30/2026	3/31/2026	6/30/2025	QoQ	YoY
Business	$7,115,984	$6,750,356	$6,328,684	5.4%	12.4%
Construction	1,493,455	1,581,789	1,405,398	-5.6%	6.3%
Business Real Estate	4,064,253	4,059,539	3,757,778	.1%	8.2%
Personal Real Estate	4,369,077	4,407,606	3,058,845	-.9%	42.8%
Consumer	2,527,448	2,475,353	2,157,867	2.1%	17.1%
Revolving Home Equity	649,332	619,178	364,429	4.9%	78.2%
Consumer Credit Card	561,277	557,733	576,151	.6%	-2.6%
Overdrafts	52,655	9,510	16,316	453.7%	222.7%
Total Loans	**$20,833,481**	**$20,461,064**	**$17,665,468**	**1.8%**	**17.9%**

QTD Average Balances

$ in 000s	6/30/2026	3/31/2026	6/30/2025	QoQ	YoY
Business	$6,864,328	$6,687,131	$6,247,252	2.6%	9.9%
Construction	1,545,640	1,592,328	1,430,758	-2.9%	8.0%
Business Real Estate	4,062,672	4,045,670	3,692,405	.4%	10.0%
Personal Real Estate	4,386,681	4,417,131	3,048,895	-.7%	43.9%
Consumer	2,472,965	2,421,541	2,148,666	2.1%	15.1%
Revolving Home Equity	630,034	611,101	362,312	3.1%	73.9%
Consumer Credit Card	544,688	555,697	559,858	-2.0%	-2.7%
Overdrafts	7,291	7,144	5,663	2.1%	28.7%
Total Loans	**$20,514,299**	**$20,337,743**	**$17,495,809**	**.9%**	**17.3%**

Commerce Bancshares, Inc.
8

$176 $185 $300 $291 1Q26 $476 9 INCOME STATEMENT HIGHLIGHTS $166 $201 $280 $245 2Q25 $446 $184 $202 $315 $297 2Q26 $499 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 2Q26 Comparison 0.3%vs. 2Q25 9.4%vs. 1Q26 Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions Expenses increased 2.0% over Q1 and increased 21.5% over the prior year. Revenue increased 4.9% over Q1 and increased 11.9% over the prior year. 1See the non-GAAP reconciliation on page 22

2Q26 vs. 2Q25 2Q26 vs. 1Q26 % Change$ Change% Change$ Change2Q26$ in millions 12%$34.95%$15.2$315.1Net Interest Income 11%$18.25%$8.0$183.8Non-Interest Income 22%$52.62%$5.9$297.1Non-Interest Expense 0%$.59%$17.3$201.8Pre-Tax, Pre-Provision Net Revenue1 NM$12.410%$1.2$12.8Investment Securities Gains, Net 56%$3.1-20%-$2.2$8.7Provision for Credit Losses 5%$7.313%$18.2$159.8Net-Income Attributable to Commerce Bancshares, Inc. 2Q26 vs. 2Q252Q25 2Q26 vs. 1Q261Q262Q26For the three months ended 1%$1.0915%$.96$1.10Net Income per Common Share – Diluted 7 bps3.70%18 bps3.59%3.77%Net Yield on Interest Earning Assets INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 22 10

Total Non-Interest Income: 37% of total revenue. Bank Card Transaction Fees: Increase over the prior quarter mainly due to growth in corporate and credit card fees. Deposit Account Charges and Other Fees: Increase over prior quarter due to higher corporate cash management fees. Other: Includes $2.5MM increase in fair value adjustments on deferred compensation plan over the prior quarter. NON-INTEREST INCOME HIGHLIGHTS 11 2Q26 vs. 2Q25 2Q26 vs. 1Q26 % Change$ Change% Change$ Change2Q26$ in millions 29%$15.91%$.5$71.5Trust Fees 4%1.86%2.548.1Bank Card Transaction Fees 11%3.02%.729.3Deposit Account Charges and Other Fees 9%.58%.45.9Consumer Brokerage Services -8%)(.56%.35.7Capital Market Fees -4%)(.11%-3.3Loan Fees and Sales -10%)(2.321%3.520.1Other 11%$18.25%$8.0$183.8Total Non-Interest Income

NON-INTEREST EXPENSE HIGHLIGHTS 12 2Q26 vs. 2Q25 2Q26 vs. 1Q26 % Change$ Change% Change$ Change2Q26$ in millions 16%$24.90%)($.8$180.0Salaries and Employee Benefits 16%5.30%(.1)38.2Data Processing and Software 27%3.5-12%)(2.316.5Professional and Other Services 7%1.0-4%)(.714.6Net Occupancy 7%.4-8%)(.56.4Marketing 14%.74%.25.9Equipment 11%.55%.25.5Supplies and Communication 16%.5-2%)(.13.8Deposit Insurance 149%15.662%10.026.1Other 22%$52.62%$5.9$297.1Total Non-Interest Expense Salaries and Benefits: Includes acquisition-related salaries and benefits expense of $3.7 million in the current quarter. Professional and Other Services: Current quarter includes $1.5 million in acquisition-related expense. Other: Current quarter includes $5.4 million in acquisition-related intangible amortization expense, $12.0 million in litigation expense and a $2.5 million increase in fair value adjustments on the deferred compensation plan over the prior quarter.

13 LIQUIDITY AND CAPITAL

2022 2023 2024 2025 $2.8 $2.4 $2.4 $2.5 DEPOSIT BALANCE TRENDS Segment view $ in billions 14 2022 2023 2024 2025 $11.9 $10.4 $9.9 $10.3 2022 2023 2024 2025 $13.4 $12.2 $12.3 $12.3 Commercial Retail Banking Wealth Average Balance 1Q26 2Q26 $12.9 $12.9 Period EndAverage Balance Average Balance Segment balances do not include brokered certificates of deposits. 2022 through 2025 are year to date average balances. 1Q26 2Q26 $10.6 $10.4 Period End 1Q26 2Q26 $4.8 $4.5 Period End 1Q26 2Q26 $10.4 $10.1 1Q26 2Q26 $12.6 $12.8 1Q26 2Q26 $4.8 $4.7

VISA STOCK & SECURITIES PORTFOLIO REPOSITIONING UPDATE

- Recognized $105.4 million gain on Visa shares.
- Sold approximately 103,000 Visa Class A shares (converted from Class C shares) resulting in proceeds of $34.3 million.
- Realized $97.7 million net loss related to previously announced plan to sell approximately $911 million (amortized cost) of AFS debt securities.
- Purchased $613.7 million of AFS securities, with approximate yields of 4.3%, and $300.0 million of repo securities at approximate yields of 4.1%.

AFS Securities Repositioning Yields



+170 bps
4.3%
2.6%
Approximate yield* of AFS securities sold for repositioning
Approximate reinvestment yields of AFS securities

*TIPs yield includes an inflation assumption of 2.5%

Period-End Balances $ in millions	2Q26	1Q26	2Q26 vs. 1Q26 $ Change
U.S. government and federal agency obligations	$3,558	$3,202	$356
State and municipal obligations	$690	$706	($16)
Mortgage-backed securities	$3,511	$4,147	($636)
Asset-backed securities	$1,014	$1,105	($91)
Other debt securities	$168	$174	($6)
Unrealized gain (loss) on debit securities	($619)	($687)	$68
Total available for sale debt securities	$8,323	$8,646	($323)
Securities purchased under agreements to resell	$1,150	$850	$300

Commerce Bancshares, Inc.

15

OPPORTUNTIES TO ENHANCE AND PROTECT NET INTEREST INCOME • Cash flows of approximately $1.1B from maturities and paydowns of investments are expected over the next twelve months. • $2.5 billion notional portfolio floor contracts, with maturities laddered from 2030-2032, providing protection against declining rates on floating-rate commercial loans. • $1.15 billion portfolio of securities purchased under agreements to resell, earning 4.03% on average with maturities laddered from 2028-2031; select agreements include structures that increase yields as rates decline. 16 0% 2% 4% 6% 8% 10% 6.00% 5.50% 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% Average Rate Earned On Securities Purchased Under Agreements To Resell Impact to Yield from Change in 1M SOFR 1 Month SOFR Current 1M SOFR: 3.63%* Illustrative *As of June 30, 2026

37% 7% 43% 11% 2% Composition of AFS Portfolio Treasury & agency Municipal MBS Asset-backed Other debt HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield Duration (yrs)Avg RateQTD – Jun. 30, 2026 3.93.67%Treasury & agency1 4.02.07%2Municipal 5.62.10%MBS 1.43.77%Asset-backed 3.13.16%Other debt 4.23.26%Total 17 Total available for sale securities QTD average balance: $8.7 billion, at fair value As of June 30, 2026 • AFS debt securities portfolio duration of 4.2 years. • AOCI loss decreased from $(540MM) at Q1 to $(499MM) at Q2.

91%9% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposits Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 18 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of March 31, 2026 2Period-end balances, as of June 30, 2026 3Includes loans held for sale, for the quarter ended June 30, 2026 17.1% 16.7% 15.5% 14.5% 14.3% 13.9% 13.4% 13.3% 13.3% 13.0% 12.7% 12.6% 12.4% 11.7% 11.6% 11.6% 11.4% 11.0% 10.8% CBC CBSH HOMB PB CFR FIBK WSFS UCB HWC UBSI ABCB FULT BOKF OZK UMBF SFNC ONB FNB ASB AUB 28.6% Peer Median: 13.0% Core Deposits $25.5 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits2 74% Average Loan to Deposit Ratio182% Commerce Peer Average

$18.9 $10.9 $11.6 $136.9 $151.4 2Q25 1Q26 2Q26 $9.7 $15.0 $9.5$9.7 $12.4 2Q25 1Q26 2Q26 MAINTAINING STRONG CREDIT QUALITY Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $165.3 $198.6 $195.4 $322.9 $323.3 2Q25 1Q26 2Q26 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 8.8x 18.2x 16.8x 3.1x 2.6x 2Q25 1Q26 2Q26 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .11% NALs / Total Loans – Peer Average .05% .06% .57% ACL / Total Loans – Peer Average .94% .97% .94% 1.36% 1.31% .22% .30% .19%.17% .18% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, AUB, BOKF, CBC, CFR, FIBK, FNB, FULT, HOMB, HWC, ONB, OZK, PB, SFNC, UBSI, UCB, UMBF, WSFS 1As a percentage of average loans (excluding loans held for sale) 19 .61%

ALLOCATION OF ALLOWANCE 20 CECL allowances reflect the economic and market outlook June 30, 2026March 31, 2026 % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL)$ in millions .80%$ 57.3.87%$ 58.7Business .89%36.2 .87%35.1 Bus R/E 2.01%30.1 1.99%31.4Construction .98%$ 123.61.01%$ 125.2Commercial total .61%15.3 .64%15.8 Consumer 5.75%32.35.73%31.9Consumer CC .47%20.6.50%22.1Personal R/E .53%3.5.55%3.4Revolving H/E .25%.1 1.23%.1 Overdrafts .88%$ 71.8.91%$ 73.4Consumer total .94%$ 195.4.97%$ 198.6Allowance for credit losses on loans 0.96% 0.94% 0.95% 0.94% 0.93% 0.92% 0.94% 0.95% 0.96% 0.94% 1.01% 0.97% 0.94% 0.70% 0.80% 0.90% 1.00% 1.10% $100 $125 $150 $175 $200 3Q $162.4 4Q $160.5 1Q $158.6 2Q $159.3 1Q 3Q $162.7 4Q $167.0 1Q $165.3 $158.7 2Q $175.7 2Q 3Q $179.5 4Q $198.6 $160.8 1Q $195.4 $162.2 2Q 0.99% Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 2023 2024 2025 2026

0% 25% 50% 75% 100% 125% Qtrly Avg 2023 Qtrly Avg 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Total Payout Ratio 45% 59% 70% 31% 44% 108% 88% 94% STRONG CAPITAL POSITION PROVIDES FLEXIBILITY AND BOLSTERS RESILIENCE Cash dividends paid on common stock Common share repurchase Total Payout Ratio to Common Shareholders as a percentage of Net Income1 1Net Income is defined as Net Income Available to Common Shareholders; 2Based on Q126 declared dividend 10-year average based on total payout returned to common shareholders as a percentage of net income available to common shareholders 21 58 consecutive years of regular common cash dividend increases.2 Returned more than half of net income to common shareholders over the past decade: 10-year average total payout ratio of 54%. Capital Ratios as of 3/31/2026 Tier I common risk- based capital: 17.09% Tier I risk-based capital: 17.09% Total risk-based capital: 17.90%

NON-GAAP RECONCILIATIONS 22 For The Three Months Ended Jun. 30, 2025Mar. 31, 2026Jun. 30, 2026(DOLLARS IN THOUSANDS) 280,147$299,840$315,085$Net Interest IncomeA 165,613$175,851$183,828$Non-Interest IncomeB 244,437$291,126$297,068$Non-Interest ExpenseC 201,323$184,565$201,845$Pre-Provision Net Revenue (A+B-C) Pre-tax, Pre-provision Net Revenue

Contact Information: Matt Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/